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                                 EXHIBIT 10(a)

                                    AMENDED
                                  AND RESTATED
                           C.I.S. TECHNOLOGIES, INC.
                               STOCK OPTION PLAN






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                                    AMENDED

                                  AND RESTATED

                           C.I.S. TECHNOLOGIES, INC.

                               STOCK OPTION PLAN


                     (FORMERLY INCENTIVE STOCK OPTION PLAN)






                                 PLAN DOCUMENT





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                              AMENDED AND RESTATED
                           C.I.S. TECHNOLOGIES, INC.
                               STOCK OPTION PLAN

                     (FORMERLY INCENTIVE STOCK OPTION PLAN)


     C.I.S. TECHNOLOGIES, INC. (the "Company") hereby amends and restates the C.I.S. Technologies, Inc. Stock Option Plan (formerly Incentive Stock Option
Plan) (the "Plan").

     1. PURPOSE. The Plan is intended to promote the interests of the Company and its subsidiaries by providing certain key employees of the Company and others an additional incentive and, through stock ownership, increase their proprietary interest in the success of the Company and promote their continuity of employment with, or other interest in, the Company.

     2. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in paragraph 8 herein, the stock subject to the provisions of this Plan and reserved for issuance hereunder shall consist of three million 3,000,000 shares of the Company's common stock (the "Stock"). The Stock to be optioned hereunder may either be authorized and unissued stock or stock reacquired by the Company as treasury stock. In the event any option granted hereunder shall expire, terminate or be forfeited for any reason without having been exercised in full, the unpurchased shares covered thereby shall be added to the shares otherwise available for options hereunder.

     3. TAX QUALIFICATION OF OPTIONS.  Options granted hereunder may be either
(i) granted with the intent that they qualify as "Incentive Stock Options" under Section 422A of the United States Internal Code of 1986 (the "Code") (such options being hereinafter referred to as "Incentive Options") or (ii) granted with the intent that they not be Incentive Options (such options being hereinafter referred to as "Non-Qualified Options").

     4. ELIGIBILITY.

          4.1 INCENTIVE OPTIONS. Incentive Options may be granted hereunder to any individual who is a "Key Employee" on the date of grant, as determined by the Board of Directors of the Company (the "Board") or the Stock Option or Compensation Committee of such Board (the "Committee"), as hereinafter specified. A "Key Employee" for this purpose shall be deemed to include all officers of the Company or of its parent or subsidiaries and shall also include such other individuals who are employees of the Company, its parent or subsidiaries as may be determined by the Board or by the Committee. In determining which non-officer employees are Key Employees and in granting Incentive Options hereunder, the Board or Committee may take into account the duties of the employees, their present and potential contribution to the success of the Company, their compensation and such other factors as the Board or Committee shall deem relevant to accomplish the purposes of the Plan. In no event shall an Incentive Option be granted to any person who, at the time of grant, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the




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     Company or of its parent or subsidiary corporations (hereinafter referred to as a "ten-percent shareholder"); provided, however, that this restriction shall not apply if at the time of grant the option price is not less than 110% of the fair market value of the Stock subject to the Incentive Option and such Incentive Option is not exercisable after the expiration of five (5) years from the date of grant.

          4.2 NON-QUALIFIED OPTIONS. Non-Qualified Options may be granted hereunder, as determined by the Board or Committee, to any individual who is a director, officer or any other employee of the Company or of its parent or subsidiaries, plus any persons who are consultants or advisors who render bonafide services to the Company or its parents or subsidiaries in connection with their business, provided that such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

     5. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board provided, however, that the Board shall have authority, at its discretion, to create the Committee which shall consist of not less than two
(2) Board members designated from time to time by the Board. The Committee, if created, shall have full authority to administer the Plan, subject to the requirement of reporting to the Board at least annually as to the number and extent of any options granted and the recipients thereof. All questions of interpretation and construction of the Plan and of any options issued under it shall be determined by a majority of the Board, or by a majority of the Committee, if created, and the determination of such majority shall be final, binding and conclusive upon all persons. No member of the Board or Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement to the extent and as provided in the Company's organizational documents. The Plan shall be administered in a manner such that all Incentive Options granted under it qualify as "Incentive Stock Options" under Section 422A of the Code.

     6. EFFECTIVE DATE AND AWARD OF OPTIONS. This Plan was initially adopted by the Company and became effective on the 26th day of October, 1988 (the "Effective Date"), and has been approved by a majority vote of the stockholders of the Company as required by Code Section 422A. Options may be granted hereunder from time to time after the Effective Date and prior to the expiration of ten (10) years from the Effective Date. No specific option as to any employee or other optionee shall be effective unless specific Board or Committee action conferring said option has been taken and nothing in this Plan shall per se be construed as the grant of an option to an employee or other eligible person. Any Incentive Option granted shall be formalized by a written agreement substantially in the form of the option agreement which is attached hereto as Exhibit "A", and any Non-Qualified Option granted shall be formalized by a written agreement in a form approved by the Board or Committee; all option agreements shall be executed by or on behalf of the Company and the optionee to whom such option is granted.

     7. OPTION PRICES.

          7.1 INCENTIVE OPTIONS. The purchase price of the shares of Stock which are covered by Incentive Options granted hereunder shall not be less than the fair market

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     value of the Stock at the time such option is granted.  With regard to any specific option, the Board or Committee shall determine the option price within these guidelines.

          7.2 NON-QUALIFIED OPTIONS. The purchase price of the shares of Stock which are covered by Non-Qualified Options granted hereunder shall be any price, which may be less than the fair market value of the Stock at the time such option is granted, as the Board or Committee shall determine with respect to each grant of Non-Qualified Options.

     8. CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason or a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Board or Committee in the number and kind of shares for the purchase of which options may be granted under the Plan, including the maximum number or amount of Incentive Options that may be granted to any one participant. In addition, the Board or Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however that each such adjustment in the number and kind of shares subject to outstanding Incentive Options, including any adjustments in the option price, shall be made in such manner so that this Plan and the Incentive Options granted and to be granted hereunder shall continue to qualify under Code Section 422A. Any such adjustment made by the Board or Committee shall be conclusive.

     9. EXERCISABLE RESTRICTIONS.

          9.1 INCENTIVE OPTIONS. Incentive Options granted hereunder shall not be exercisable prior to the expiration of one (1) year from the date of grant, nor after the expiration of ten (10) years from the date of grant, except that, in the event a Incentive Option is granted to a "ten-percent shareholder" (as hereinabove defined), such Incentive Option, by its terms, may not be exercisable in any event after the expiration of five (5) years from the date of grant; provided, however, that within these parameters the Board or Committee may prescribe the expiration date or term of each Incentive Option granted hereunder. The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Options granted under this Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

          9.2 NON-QUALIFIED OPTIONS. Non-Qualified Options granted hereunder shall not be exercisable after the expiration of ten (10) years from the date of grant. Subject to such limitation, Non-Qualified Options granted hereunder shall be exercisable during such

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     period(s) of time and in such amount(s) as shall have been determined by specific Board or Committee actions conferring each Non-Qualified Option and such specifically approved terms and provisions relative to the exercisability of Non-Qualified Options shall be set forth in each written agreement formalizing the grant of Non-Qualified Options.

     10. METHOD OF EXERCISE. To the extent that the right to purchase shares by the exercise of options has accrued hereunder, part of all of an option may be exercised from time to time by the optionee's delivery of a signed, written notice to the Company stating the number of shares with respect to which the option is being exercised. The shares purchased shall be delivered and payment therefore made thirty (30) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time of delivery and payment the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or other person entitled to exercise the option) at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its common Stock, as the Company may elect, against payment of the option price in full of the number of shares to be delivered by certified or bank cashier's check. If the optionee (or other person entitled to exercise the option) fails to accept delivery of or pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his right to exercise the option with respect to such undelivered or non-paid shares may be terminated at the discretion of the Board or Committee.

     11. TRANSFERABILITY OF OPTIONS. An option shall not be transferable, except, in the event of the optionee's death, by will or the laws of descent and distribution, and an option may be exercised during the lifetime of an optionee only by him.

     12. TERMINATION OF EMPLOYMENT AND DEATH.
          12.1 INCENTIVE OPTIONS. In the event the employment with the Company, its parent and its subsidiaries, of an employee to whom a Incentive Option has been granted shall terminate for any reason, his then exercisable Incentive Options may be exercised only within thirty
     (30) days after the date of termination, notwithstanding the fact that, but for such termination, the options would have extended for a longer period. If an employee to whom a Incentive Option has been granted shall die during the term of his employment by the Company or any of its subsidiaries, or within thirty (30) days thereafter, such Incentive Option may be exercised (but only to the extent that the employee could have done so on the date of his death) by his personal representative, legatees or heirs, as appropriate, at any time within one (1) year after the termination of employment. In any event a Incentive Option shall not be exercisable by anyone after the date of expiration of the option period. Notwithstanding the foregoing, however, if the employment of an optionee with the Company, its parent or subsidiary corporations is terminated as a result of gross misconduct, fraud or dishonesty, such employee's outstanding Incentive Options shall be forfeited and terminated in full as of the date of termination.

          12.2 NON-QUALIFIED OPTIONS. In the event the employment with the Company, its parent and its subsidiaries, of an employee to whom a Non-Qualified Option has been


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      granted shall terminate, the effect of such termination upon the exercisability of his then exercisable Non-Qualified Options shall be as determined by specific Board or Committee action conferring such Non-Qualified Options and the terms and provisions relating to such effect of a termination of employment shall be set forth in the written agreement pursuant to which the grant of such Non-Qualified Options is formalized. Likewise, the effect of the death of an optionee (whether or not an employee) upon the exercisability of his then exercisable Non-Qualified Options shall be as determined by specific Board or Committee action conferring such options and the terms and provisions relating thereto shall be set forth in the written agreement pursuant to which the grant of such Non-Qualified Options is formalized.

      13. SECURITIES REGISTRATION. Neither the options granted hereunder not the shares of the Company which may be acquired pursuant to such options are required hereby to be registered under the securities laws of the United States, or any state thereof, and upon issuance prior to such a registration becoming effective, the shares of Stock will be "restricted," as that term is defined by the Securities Act of 1933, for United States securities law purposes. If so issued prior to registration thereof becoming effective, the shares of Stock, upon acquisition, will not, pursuant to such Act, be transferable without the prior registration thereof under the Securities Act of 1933 and any applicable state securities laws, or an opinion of counsel to the Company that such registration is not required. If so issued prior to registration thereof becoming effective, each participant shall agree to hold the shares acquired by his exercise of the options granted hereunder for investment purposes only and not with a view to or for resale, transfer or other distribution thereof to any other person or entity, and he shall deliver to the Company, upon exercise, a certificate to that effect and an investment letter in form approved by the Company's counsel. In the event that the Company does, at its option, determine to register under the Securities Act of 1933 or other applicable statutes, any shares with respect to which an option shall have been or later is exercised, or qualifies any such shares for exemption from registration provisions of the Securities Act of 1933, then the Company shall take such action at its own expense before delivery of such shares.

      14. RIGHTS AS A STOCKHOLDER. An optionee shall have no rights as a stockholder with respect to any shares covered by his option until the date of issuance of a stock certificate to him for such shares. No adjustment, other than as may be required by the terms of numerical paragraph eight (8) above, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      15. EFFECTIVE DATE AND TERMINATION OF PLAN. This Plan will automatically terminate on October 26, 1998, and the Board may terminate this Plan at an earlier time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.

      16. AMENDMENT OF PLAN. The Board may at any time amend the Plan, provided that without approval of stockholders there shall be, except by operation of the provisions of paragraph 8 above, no increase in the total number of shares covered by the Plan or which may be sold pursuant to Incentive Options granted hereunder to any one person, there shall be no change in the class of employees eligible to receive Incentive Options granted under the Plan, there shall


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be no reduction in the option price for the purchase of shares pursuant to exercises of Incentive Options, and there shall be no extension of the latest date upon which options may be exercised, and provided further that no amendment may affect, without the consent of the optionee, then outstanding options or any unexercised portions thereof.

     17. USE OF PROCEEDS. The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

     18. QUALIFICATION OF PLAN. The portions of this Plan which relate to Incentive Options, and the Incentive Options granted hereunder, are intended in all respects to comply with the terms of Section 422A of the United States Internal Revenue Code of 1986 and the Plan shall be so administered. To the extent not expressly set forth herein, the necessary applicable provisions of said Code Section 422A are incorporated herein by this reference.

     19. PARENT AND SUBSIDIARY CORPORATIONS. For purposes of this Plan and any option agreement executed pursuant hereto, the terms "parent" and "subsidiary" corporations shall be defined as set forth in Code Section Section 425(e) and 425(f), respectively.

     20. CHANGE IN CONTROL PROVISIONS.

           20.1 DEFINITIONS RELATING TO CHANGE IN CONTROL. For purposes of this section 20, the following definitions shall apply:

                 (a) "Acceleration Event" means any event which, in the
            opinion of the Board, is likely to lead to a Change in Control, whether or not such Change in Control actually occurs.

                 (b) "Change in Control" means the happening of any of
            the following:

                       (1) Any "person," as such term is used in section
                  13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company or any Subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                       (2) During any period of two consecutive years,
                  individuals who, at the beginning of such period, constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1),
                  (3), or (4) of this section


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                 20.1(B)) whose election by the Board or nomination for
                 election by the Company's stockholders was approved by a vote of at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority of the Board;

                      (3) The stockholders of the Company approve a merger or
                 consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above in (1)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities;

                      (4) The stockholders of the Company approve a plan of
                 complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect, or

                      (5) If the Company enters into an agreement with a
                 non-related party for the sale of all or substantially all of the assets or outstanding stock of a Subsidiary (or a transaction having a similar effect), a Change in Control shall be deemed to have occurred with respect to, and only with respect to, those optionees who are then employed by such Subsidiary.

                 (c) "Fair Market Value" means the closing "asked" price of the shares of Stock in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day, or if no shares of Stock were traded on such day, on the next preceding day on which such the shares were traded, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If the shares of Stock are listed on a national securities exchange, the "Fair Market Value" means the closing price of the shares on such national securities exchange on the day on which such value is to be determined or,



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            if no shares of Stock were traded on such day, on the next preceding day on which such shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If at any time shares of Stock are not traded on an exchange or in the over-the-counter market, "Fair Market Value" shall mean the value determined by the Board or the Committee, taking into consideration those factors affecting or reflecting value which they deem appropriate.

                 (d) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

            20.2 IMPACT OF EVENT. Notwithstanding anything to the contrary herein,

                 (a) In the event of a Change in Control or an Acceleration
            Event, (1) Non-Qualified Options granted hereunder shall forthwith become 100% vested and immediately exercisable and (2) Incentive Options granted hereunder shall become 100% vested and immediately exercisable upon the later of (i) the occurrence of the Change in Control or Acceleration Event or (ii) the first anniversary of the date of the grant of any particular options;

                 (b) In the event of a Change in Control, other than a Change in
            Control of a Subsidiary of the Company as described at Section 20.1(b)(5) hereof, if, within one year after the occurrence of the Change in Control (i) no shares of Stock are traded on the NASDAQ system or other similar national quotation service or are listed on a national securities exchange or (ii) for a period of 20 consecutive trading days, the Fair Market Value, of a share of Stock on such a market or exchange shall have declined by 25% or more from the Fair Market Value of a share of Stock on the date of the Change in Control, then, for a period of 60 days following such event, the Company shall offer to the optionees the opportunity to be paid the value of their outstanding options, determined on the basis of the Fair Market Value of a share of Stock on the date of the Change in Control and such amount shall be payable in a cash lump sum within 30 days after the Company received notification of an optionee's election to accept such offer, and

                 (c) In the event of a Change in Control of a Subsidiary of the
            Company as described at Section 20.1(b)(5) hereof, all options held by affected optionees, including affected optionees whose employment with such Subsidiary is, following such Change in Control, terminated for any reason, shall, notwithstanding Section 11 hereof, remain exercisable for a period of five years following the date of such Change in Control or until the expiration of their original terms, whichever is shorter, and shall



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            thereafter terminate.  If, during such period of exercisability following a Change in Control of a Subsidiary, any of the events described in clause (a) or (b) of this Section 20.2 should occur, then options held by affected optionees/employees of the Subsidiary shall be treated the same as all other outstanding options.

                 (d) In the event of a Change in Control whereby the Company will not remain in existence or substantially all of its Stock will be purchased by a single "person," as such term is used in section 13(d) and 14(d) of the Exchange Act, then the Board or the Committee may declare that all options shall terminate 30 days after the Board or Committee gives written notice to all optionees of their immediate right to exercise all options then outstanding (without regard to limitations on exercise otherwise contained in the options).

     Dated this 23rd day of October, 1992.

                                        C.I.S. TECHNOLOGIES, INC.


                                        By ________________________________
                                              Philip D. Kurtz, President


ATTEST:


_______________________________
Secretary







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